CONSULTING GROUP CAPITAL MARKETS FUNDS (THE “TRUST”)

CORE FIXED INCOME INVESTMENTS

LARGE CAPITALIZATION GROWTH INVESTMENTS

HIGH YIELD INVESTMENTS

SUPPLEMENT DATED OCTOBER 18, 2006

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED DECEMBER 29, 2005

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus and Statement of Additional Information and any prior supplements thereto. Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Prospectus or Statement of Additional Information.

CORE FIXED INCOME INVESTMENTS (“Core Portfolio”)

At the August 3, 2006 Special Meeting of the Trust’s Board of Trustees (“Trustees”), the Trustees approved the implementation of a new investment advisory agreement with the Trust’s existing investment adviser, BlackRock Financial Management, Inc. (“BlackRock”).

BlackRock has served as an investment adviser to the Core Portfolio since 2000 pursuant to an investment advisory agreement dated November 1, 2000.

Effective September 29, 2006, Merrill Lynch & Co., Inc. (“Merrill Lynch”) contributed its investment management business, Merrill Lynch Investment Managers, to BlackRock, Inc. (“BlackRock”) in exchange for shares of BlackRock stock (the “Transaction”). Under the terms of the Transaction, Merrill Lynch will own no more than 49.8% of the total issued and outstanding capital stock of BlackRock, and it will own no more than 45% of BlackRock’s common stock. The PNC Financial Services Group, Inc. (“PNC”), which previously held a majority interest in BlackRock, retains approximately 34% of BlackRock’s common stock, and the remaining 17% is held by employees and the public. BlackRock continues to operate under its existing name, and there has been no change in investment personnel managing the Core Portfolio. The Transaction may be deemed to have resulted in the assignment (as defined in the Investment Company Act of 1940, as amended) and, therefore, automatic termination of, the existing investment advisory agreement. As a result, the Trustees considered a new investment advisory agreement between the manager and BlackRock containing terms that are substantially identical to those of the existing investment advisory agreement, including the current advisory fee of 0.20% on the first $500 million under management and 0.15% on the amount over $500 million under management. The Trustees approved the new investment advisory agreement at a meeting held on August 3, 2006, and the agreement took effect on September 29, 2006.

Shareholders of the Core Portfolio will soon receive an information statement regarding these changes.

LARGE CAPITALIZATION GROWTH INVESTMENTS (“Large Cap Growth Portfolio”)

At the August 3, 2006 Special Meeting of the Trustees, the Trustees approved the following:

Effective September 14, 2006, the termination of TCW Investment Management Co. as an investment adviser to the Large Cap Growth Portfolio.

On September 25, 2006, the Trust’s Board of Trustees (a) approved the following:

Effective October 4, 2006 , the termination of Sands Capital Management, LLC as an investment adviser to the Large Cap Growth Portfolio.

Effective October 4, 2006, the hiring of Wells Capital Management Inc. (“Wells Capital”), as an investment adviser to the Large Cap Growth Portfolio.

Effective October 4, 2006, the target allocations for the investment advisers of the Large Cap Growth Portfolio are as follows: 50% to Westfield Capital Management Company, Inc; 25% to Delaware Management Company, and 25% to Wells Capital (each plus/minus 10%).

Prospectus

The following is added to the section entitled, “How the subadvisers select the portfolio’s investments,” on page 3 of the prospectus:

Wells Capital employs both proprietary screens and intensive grassroots research in order to identify high growth companies expected to outperform their peers. Their investment philosophy is firmly rooted in the belief that successful investing is the result of focusing on companies with favorable underlying fundamentals, strong growth potential and solid management teams. Security selection is based on fundamental research. This research process works to “surround” an investment by focusing on the company’s financials and verifying fundamentals with the management team, mid-level employees, customers, competitors, suppliers and/or distributors. The team also analyzes the balance sheet and income statement to determine revenue and earnings drivers while paying close attention to cash flow and return on invested capital. The team believes that company dynamics and management are equally important as balance sheet fundamentals. Finally, a strict valuation methodology is overlaid on every potential investment, and a target price is established.

The portfolio composition is closely monitored, as the team believes that constructing a well-diversified portfolio further reduces risk while enhancing return. This is a three pronged process. First, 50%-60% of the portfolio is a core allocation to lower volatility companies with stable growth records and proven management teams. Second, 30%-40% is an allocation to developing growth companies with average volatility that are experiencing structural changes or that can capitalize on evolving opportunities. Finally, 5%-10% represents companies with a below average valuation and an above average growth outlook where a near term catalyst is expected to enhance value.

The following is added to the section entitled, “The manager,” beginning on page 41 of the prospectus:

Large Capitalization Growth Investments	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Wells Capital Management 525 Market Street, 10th Floor San Francisco, California 94105	25%	Thomas J. Pence, CFA® Managing Director and Senior Portfolio Manager, Fundamental Growth Equity Tom Pence is managing director and senior portfolio manager for the Fundamental Growth Equity team at Wells Capital. He joined Wells Capital when Wells Fargo & Company acquired $29 billion in assets and hired eight investment teams from Strong Financial Corporation, where he served as lead portfolio manager since 2000.	2000

Large Capitalization Growth Investments	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
			Michael C. Harris, CFA Portfolio Manager & Research Analyst, Fundamental Growth Equity Mr. Harris is a portfolio manager and research analyst for the Fundamental Growth Equity team at Wells Capital. His primary analyst responsibilities include covering the financial and energy sectors. He joined Wells Capital when Wells Fargo & Company acquired $29 billion in assets and hired eight investment teams from Strong Financial Corporation, where he was employed on the Fundamental Growth team since 2000.	2000

Statement of Additional Information (“SAI”)

The following is added to the disclosure contained in the section entitled, “Investment Management and Other Services,” beginning on page 40 of the SAI:

Portfolio	Subadviser	Subadviser Fee	Maximum Allowable Annual Management Fee	Citigroup Investment Advisory Services Inc. (“CIAS”) Fee
Large Capitalization Growth Investments	Wells Capital	0.40% on the first $500 million; 0.35% thereafter	0.60%	0.20% 0.25%

The following is added to the disclosure contained in the section entitled, “Other Accounts Managed by Portfolio Manager,” beginning on page 48 of the SAI:

Large Capitalization Growth Investments

Portfolio Manager(s)—Wells Capital	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas J. Pence, CFA	8 Registered investment companies with $2.1 billion in total assets under management	3 with $178 million in total assets under management	125 Other accounts with $4.9 billion in total assets under management

Michael C. Harris, CFA	5 Registered investment companies with $1.3 billion in total assets under management	2 with $135 million in total assets under management	75 Other accounts with $3.2 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Thomas J. Pence, CFA	None	None	None	None	None	None
Michael C. Harris, CFA	None	None	None	None	None	None

The following is added to the disclosure contained in the section entitled, “Portfolio Manager Compensation,” beginning on page 58 of the SAI:

Wells Capital

Each portfolio manager’s compensation consists of the following:

Wells Capital Compensation. Wells Capital’s Portfolio Managers are compensated with a fixed cash salary, pension and retirement plan. They receive incentive bonuses based in part on pre-tax annual and historical portfolio performance measured against the following benchmarks over a period of time:

Portfolio Manager	Benchmark	Length of Time
Thomas J. Pence, CFA	Russell Midcap Growth Index Russell 2500® Growth Index Russell 1000® Growth Index	One calendar year period

Bonuses are also based on an evaluation of contribution to client retention, asset growth and business relationships. Incentive bonuses for research analysts are also evaluated based on performance of the sectors that they cover in the portfolio and their security recommendations. Investment team compensation structure is directly linked to the value added to client’s portfolios as measured by the above-mentioned performance metrics. Long-tenured investment professionals with proven success may also participate in a revenue sharing program that is tied to the success of their respective investment portfolios.

The following is added to the section entitled, “Potential Conflicts of Interest,” beginning on page 69 of the SAI:

Material Conflicts of Interest. The Portfolio Managers face inherent conflicts of interest in their day-to-day management of funds and other accounts because funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the funds, they may from time to time be inclined to purchase securities, including initial public offerings for one account but not for a fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significant higher or lower, than the fees paid by funds. The differences in the structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher paying accounts.

To minimize the effects of these inherent conflicts of interest, Wells Capital has adopted and implemented policies and procedures including brokerage and trade allocation policies and procedures, that it believes address the potential conflicts associated with managing portfolios for multiple clients and ensures that all clients are treated fairly and equitably. Additionally, Wells Capital may minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, Wells Capital has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Manager may maintain.

Wells Capital’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized. However, Wells Capital has adopted procedures to ensure that clients are treated fairly to minimize inherent conflicts of interest of managing multiple accounts.

The following is added to the disclosure contained in the section entitled, “Proxy Voting Policies and Procedures,” beginning on page B-1 of the SAI:

Wells Capital

Summary of Proxy Voting Procedures

Scope of Policies and Procedures. These Proxy Voting Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held in accounts managed by Wells Capital and whose voting authority has been delegated to Wells Capital. Wells Capital believes that the Procedures are reasonably designed to ensure that proxy matters are conducted in the best interest of clients, in accordance with its fiduciary duties.

2. Voting Philosophy. Wells Capital exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with the governing laws and investment policies of each portfolio. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, Wells Capital supports sound corporate governance practices within companies in which they invest.

Wells Capital utilizes Institutional Shareholder Services (“ISS”), a proxy voting agent, for voting proxies and proxy voting analysis and research. ISS votes proxies in accordance with the Wells Fargo Proxy Guidelines established by Wells Fargo Proxy Committee and attached hereto as Appendix A.

3. Responsibilities

(A) Proxy Administrator

Wells Capital has designated a Proxy Administrator who is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors ISS to determine that ISS is accurately applying the Procedures as set forth herein and that proxies are voted in a timely and responsible manner. The Proxy Administrator reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.

(i) Voting Guidelines. Wells Fargo Proxy Guidelines set forth Wells Fargo’s proxy policy statement and guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines. In addition, proxies relating to issues not addressed in the guidelines, especially foreign securities, Wells Capital will defer to ISS Proxy Guidelines. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted, provided however, that such authority to deviate from the Procedures shall not be exercised if the Proxy Administrator is aware of any conflict of interest as described further below with respect to such matter.

(ii) Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the Wells Fargo Proxy Guidelines. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; or (ii) information provided by company managements and shareholder groups. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/Wells Capital or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.

Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.

(iii) Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).

(iv) Conflicts of Interest. Wells Capital has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Wells Capital as a result of business conducted by ISS. Wells Capital believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or Wells Capital may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or Wells Capital or its affiliates have other relationships with the issuer of the proxy. Wells Capital believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines attached hereto. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by Wells Capital, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and Wells Capital or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.

(B) ISS

ISS has been delegated with the following responsibilities:

(i) Research and make voting determinations in accordance with the Wells Fargo Proxy Guidelines described in Appendix A; 2

(ii) Vote and submit proxies in a timely manner;

(iii) Handle other administrative functions of proxy voting;

(iv) Maintain records of proxy statements received in connection with proxy votes and provide copies of such proxy statements promptly upon request;

(v) Maintain records of votes cast; and

(vi) Provide recommendations with respect to proxy voting matters in general.

(C) Except in instances where clients have retained voting authority, Wells Capital will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS.

(D) Notwithstanding the foregoing, Wells Capital retains final authority and fiduciary responsibility for proxy voting.

4. Record Retention. Wells Capital will maintain the following records relating to the implementation of the Procedures:

(i) A copy of these proxy voting polices and procedures;

(ii) Proxy statements received for client securities (which will be satisfied by relying on EDGAR or ISS);

(iii) Records of votes cast on behalf of clients (which ISS maintains on behalf of Wells Capital Management);

(iv) Records of each written client request for proxy voting records and Wells Capital’s written response to any client request (written or oral) for such records; and

(v) Any documents prepared by Wells Capital or ISS that were material to making a proxy voting decision.

Such proxy voting books and records shall be maintained at an office of Wells Capital in an easily accessible place for a period of five years.

5. Disclosure of Policies and Procedures. Wells Capital will disclose to its clients a summary description of its proxy voting policy and procedures via mail. A detail copy of the policy and procedures will be provided to clients upon request by calling 1-800-736-2316. It is also posted on Wells Capital website at www.wellscap.com.

Wells Capital will also provide proxy statements and any records as to how we voted proxies on behalf of client upon request. Clients may contact us at 1-800-736-2316 or by e-mail at http://www.wellscap.com/contactus/index.html to request a record of proxies voted on their behalf.

Except as otherwise required by law, Wells Capital has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

January 21, 2006

HIGH YIELD INVESTMENTS (“High Yield Portfolio”)

On September 25, 2006, the Trust’s Board of Trustees (a) approved the following:

Effective October 4, 2006, the termination of Seix Advisors, Inc. as an investment adviser to High Yield Portfolio.

Effective October 4, 2006, the hiring of Penn Capital Management Co., Inc. (“Penn Capital”), as an investment adviser to the High Yield Portfolio.

Effective October 4, 2006 the target allocations for the investment advisers of the High Yield Portfolio are as follows: 50% to Western Asset Management Company and 50% to Penn Capital (each plus/minus 10%).

Prospectus

The following is added to the section entitled, “How the subadvisers select the portfolio’s investments,” on page 24 of the prospectus:

Penn Capital’s initial universe is well-defined and includes all domestic, corporate cash paying dollar denominated bond issues that have spread-to-treasury and yield characteristics that are consistent with or wider than the single-B credit tier.

STEP 1: Macro-Outlook

The team determines sectors/industries that may offer relative value based on our macro-economic outlook. The team will review and evaluate:

•	The economic cycle
•	Business environment
•	Industry/sector analysis
•	Interest rates

STEP 2: Spread to treasury screen

We scan this group for companies with spreads to treasury that are wider than:

•	Comparable companies
•	Industry averages
•	Historical averages

STEP 3: Improving metrics

We further screen these companies for improving metrics as measured by:

•	Debt/EBITDA
•	EBITDA/interest expense
•	Debt/free cash flow

STEP 4: Liquidity outlook

The team analyzes the liquidity outlook of the company through:

•	Bank loan facility analysis
•	Covenant review analysis
•	Asset value analysis

STEP 5: Qualitative Research

After the high yield bond universe has been narrowed and potential relative value is identified, the team performs its qualitative research to confirm or justify the credit’s value. The team will:

•	Interview and evaluate company management
•	Look for strong fundamentals/positive catalysts
•	Speak with suppliers/customers/competitors/industry experts

STEP 6: Recommendation

The primary and secondary analyst/PM present their best new idea(s) to the investment team. All members of the team are involved in this discussion and additional information/analysis may be requested.

STEP 7: Portfolio Construction

The team determines whether or not the credit is suitable for the portfolio given its impact on our current industry weightings and the diversification it brings to the basket of credits currently held within an industry.

Once a credit passes the criteria within the 7 steps, the primary and secondary analyst makes the recommendation to purchase the credit to the investment committee, which consists of our CIO, our Director of Research, four portfolio managers and three research analysts. Team discussion typically leads to questions that need to be answered and follow up work to be completed. A new idea needs consensus agreement by the team to be included in the portfolio.

The following is added to the section entitled, “The manager,” beginning on page 41 of the prospectus:

High Yield Investments	Subadviser	Percentage	Portfolio Manager/Portfolio Management Team Members, Title, Past 5 years’ business experience	Portfolio Manager Since
	Penn Capital Management The Liberty View Building 457 Haddonfield Road Suite 210 Cherry Hill, NJ 08002	50%	Richard A. Hocker, Founder & Chief Investment Officer Mr. Hocker has over 30 years of institutional investment experience. Since founding Penn Capital in 1987, Mr. Hocker has served as Chief Investment Officer, guiding the investment strategy of Penn Capital’s high yield bond and equity styles.	1987

			Eric J. Green, CFA Director of Research, Senior Portfolio Manager & Principal Mr. Green began his career at Penn Capital in July 1997. As Senior Portfolio Manager, Mr. Green is directly responsible for buy/sell decisions, portfolio construction and monitoring existing positions in the equity and high yield portfolios. In addition, as Director of Research, Mr. Green is responsible for directing the day to day investment process and leading the daily investment team meetings.	1997

Statement of Additional Information (“SAI”)

The following is added to the disclosure contained in the section entitled, “Investment Management and Other Services,” beginning on page 40 of the SAI:

Portfolio	Subadviser	Subadviser Fee	Maximum Allowable Annual Management Fee	CIAS Fee
High Yield Investments	Penn Capital	0.30%	0.55%	0.25%

The following is added to the disclosure contained in the section entitled, “Other Accounts Managed by Portfolio Manager,” beginning on page 48 of the SAI:

High Yield Investments

Portfolio Manager(s)—Penn Capital	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard A. Hocker	1 registered investment company with $24 million in assets under management	None	198 other accounts with $3.7 billion in total assets under management

Eric J. Green, CFA	1 registered investment company with $24 million in assets under management	None	198 other accounts with $3.7 billion in total assets under management

*	Number of accounts and assets for which advisory fee is performance based

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
Richard A. Hocker	None	None	None	None	None	None
Eric J. Green, CFA	None	None	None	None	None	None

The following is added to the disclosure contained in the section entitled, “Portfolio Manager Compensation,” beginning on page 58 of the SAI:

Penn Capital

Each portfolio manager’s compensation consists of the following:

There are three components to an investment professional’s compensation package: salary, cash bonus based on style performance relative to a benchmark, and direct ownership. Penn Capital’s portfolio managers and analysts all participate in the program. Cash bonus can exceed salary, depending on relative performance. Direct equity ownership is granted as a bonus once an analyst is promoted portfolio manager.

The performance incentive bonus is a cash bonus based on fee revenue generated by Penn Capital due to outperformance versus a style’s benchmark. This bonus has no cap and can exceed salary, depending on relative performance of all styles versus their primary benchmark. The structure also rewards outperformance in a down market, which places equal weight on risk control. In addition, all portfolio managers and research analyst have are managing 75% of their incentive bonus at all times which ensures a strong alignment of interest with our clients. The cash incentive bonus is paid out to the portfolio team over a rolling three year period to encourage a commitment to Penn Capital. The individual allocation of this performance incentive bonus is driven by an investment professionals’ adherence to the investment process and measured quarterly through a process of evaluations and review.

On a quarterly basis, each professional is ranked on twenty-four separate categories with a quality scale of one to ten. Some categories include:

•	Security selection; performance
•	Contact with management
•	Database entries (frequency and quality)
•	Their ability to work with the entire investment team
•	Value added
•	Sector weight recommendations

Investment professionals with the highest overall rankings received the largest distribution of the incentive bonus plan. Approximately 70% of a professional’s total compensation is determined from performance with 30% accounted towards asset growth. If a principal professional leaves the firm, their equity ownership will be distributed back into the founding owners. To be sure Penn Capital’s compensation structure remains competitive, senior executives conduct periodic reviews of various compensation studies within the industry. It is our belief that our incentive program is unique within the industry and very effective.

The following is added to the section entitled, “Potential Conflicts of Interest,” beginning on page 69 of the SAI:

Penn Capital as an investment adviser has the fiduciary duty to uphold our clients’ “best interest.” Penn Capital’s “Code of Ethics” specifies and prohibits activities deemed to create conflicts of interest or at least the potential for or the appearance of such a conflict.

Personal Trading

Penn Capital allows its employees to engage in personal transactions. The “Personal Trading Procedure” in our Compliance Manual defines the rules that employees must follow when conducting such activities. It includes a blackout period when the specific security is under consideration and or recent transaction occurred for the clients’ accounts. Penn Capital requires pre-clearance/approval from the Chief Compliance Officer or the Director of Research (“Authorizing Person”) before execution of personal trade. The Authorizing Person’s personal trades must seek approval from the other Authorizing Person prior to execution of the trade.

Allocation of Investment Opportunities

Penn Capital’s investment team headed by the CIO, together with the portfolio managers and analysts makes purchase and sale decisions across all investment strategies. The investment team provides the trader the recommended weighted percentage and price of the security under consideration. The trader will run a buy or sell allocation for the security and determine the appropriate allocation based upon the availability of cash in each account and the minimum number of bonds/stocks to place in each account.

Allocation of Initial Public Offering (“IPO”)

Penn Capital maintains a list of clients willing to participate in IPOs. Allocation for IPOs and new issue bonds are predetermined prior to the order. A list is maintained of the IPOs participated in and the allocations to the specific accounts. The list is reviewed to maintain equality amongst participating clients. IPOs will not be placed in accounts which Penn Capital has a financial/general partnership interest. In addition, the portfolio and trading teams will not participate in IPOs for their personal accounts.

The following is added to the disclosure contained in the section entitled, “Proxy Voting Policies and Procedures,” beginning on page B-1 of the SAI:

Penn Capital

Proxy Voting Policy

Executive Summary

Each proxy is voted on a case-by-case basis, and it is possible, though highly unusual, for situations to arise, which may cause us to deviate in part from these standards. In all cases, however, we will be guided by the best interest of shareholders.

Penn Capital votes proxies with only one priority in mind: to maintain or enhance shareholder value. As a result, we generally vote against management on any proposal that we feel consumes too many corporate resources or are dilutive to earnings and asset values. This includes excessive retirement benefits, golden handcuffs, abusive change of control payments, excessive severance agreements, and especially excessive stock options. Proposals that allow employees to acquire shares at a discount are favored so long as the amounts and discounts are within reason and employees are investing their own funds. We strongly believe that management has been hired to work for the owners of the company, the shareholders. They should be well compensated for their efforts and rewarded for their success, but they are not entitled to expropriate shareholder wealth.

We generally vote against authorizations to increase shares outstanding, since these are often the precursor of new option programs and are dilutive to shareholders. We will vote against mergers or acquisitions that we believe are not in the best long-term interests of shareholders.

With directorships we will generally vote with management. Occasionally, however, we vote against a specific director if we feel that his historical record has demonstrated a disregard for shareholder interests. In particular, we will vote against directors who are on the compensation committee if we disagree with their compensation recommendations. We will vote against members of the audit committee if there are corporate governance issues. We favor independent directors over insiders. We also favor the separation of chairman and chief executive officer titles.

We prefer annual election of directors to staggered boards. We are also in favor of cumulative voting. We oppose supermajority provisions. We are decidedly against poison pills and other management entrenchment devices.

With auditors, we generally vote in favor of management’s recommendations, as long as auditors are respected and well known. We vote against auditors that have not separated their consulting businesses from their auditing functions.

With other shareholder proposals, especially those dealing with social or environmental issues, we will be guided by what is most important to maintaining corporate profitability, but we will consider a client’s directives on issues that are of particular concern to them or their organization.

Responsibility of Penn Capital to Vote Proxies

The Investment Advisers Act of 1940, Rule 206(4)-6 imposes a number of requirements on investment advisors that have voting authority with respect to securities held in their clients’ accounts. The Securities and Exchange Commission (“SEC”) states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an advisor must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interest above those of its clients.

In January 2003, the SEC voted to adopt rule amendments that would require registered management investment companies to disclose their proxy voting policies and procedures and their actual proxy votes cast. These amendments are designed to enable fund shareholders to monitor their funds’ involvement in the governance activities of portfolio companies and to encourage funds to vote their proxies in the best interest of fund shareholders. The Commission also voted unanimously to adopt a new rule and rule amendments, authorized on February 24, 2003, that requires registered investment advisers to provide disclosure and adopt proxy voting policies and procedures, including procedures to address material conflicts of interest that may arise between the adviser and its clients. The new rule and rule amendments are designed to ensure that advisers vote proxies in the best interest of their clients and provide clients with information about how their proxies are voted.

These written policies and procedures are designed to reasonably ensure that the advisor votes proxies in the best interest of clients who the adviser has voting authority; and describes how the adviser, Penn Capital Management, addresses material conflicts between its interests and those of clients with respect to proxy voting.

How Penn Capital Votes Proxies

Penn Capital utilizes the services of an outside proxy firm, Automatic Data Processing (“ADP”), to act as agent for the proxy process, to maintain records on proxy votes for our clients, to provide independent research on corporate governance, disclosure issues, and proxy responsibility issues. The voting process is driven by a web based program called “ADP ProxyEdge® Lite” over the Internet.

The portfolio management area is responsible for deciding what is in the best interest of each particular client when determining how proxies are voted. Penn Capital defines the best interest of the client to mean best economic interest of the shareholders of the company. Because circumstances differ between clients, some clients contractually reserve the right to vote their own proxies or contractually direct us to vote their proxies in a certain manner.

Proxy Voting Process: When a new client account is opened where Penn Capital is responsible for voting proxies, a letter is sent to the custodian informing them that ADP will act as our proxy voting agent for that client account. Penn Capital notifies ADP on each account which is uploaded into ADP’s proprietary software, ProxyEdge® Lite.

ADP is responsible for notifying Penn Capital in advance of the board meetings; providing the appropriate proxies to be voted, and maintaining records of proxy statements received and votes cast. The portfolio team uses a master ballot representing the clients at Penn Capital to vote on proxies, unless a specific client authorizes a certain way to vote. This master ballot is then given to the back-office operations department to be entered in Proxy Edge Lite over the Internet. The software then uses this voting position to all clients holding the proxy security, with the exception that a specific client wants to vote a different way on the issues.

The compliance officer at Penn Capital is responsible for maintaining the proxy policies and procedures; obtaining the appropriate guidance from the portfolio manager and staff on how to vote; and for determining when a potential conflict of interest exists.

The back-office operations department is responsible for setting up new accounts, within Proxy Edge Lite, maintaining documents created that were material to the voting decision, maintaining records of all communications on how proxies were voted, and providing proxy records to clients upon request.

Conflicts of Interest: All conflicts of interest will be resolved in the interests of the Advisory Clients. The compliance officer is responsible for identifying potential conflicts of interest in regard to the proxy voting process. Examples of potential conflicts of interest include:

•	Adviser or principals have a business or personal relationship with participants in a proxy contest, corporate directories or candidates for directorships;

•	The adviser or principals have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

In instances where a potential conflict of interest exists, the compliance officer will obtain client consent before voting. The compliance officer will provide the client with sufficient information regarding the shareholder vote and the adviser’s potential conflict so that the client can make an informed decision whether or not to consent.

General Proxy Voting Guidelines

Penn Capital has adopted general guidelines for voting proxies as summarized below. Although these guidelines are to be followed as a general policy, in all cases each proxy will be considered based on the relevant facts and circumstances. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can Adviser anticipate all future situations. Corporate governance issues are diverse and continually evolving and Adviser devotes significant time and resources to monitor these changes.

Adviser’s Proxy Voting Policies and Principles

The Penn Capital’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of Penn Capital’s organization, including portfolio management, legal counsel, and Penn Capital’s officers. The following guidelines reflect what Penn Capital believes to be good corporate governance and behavior:

•	Board of Directors: The election of directors and an independent board is the key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. Penn Capital supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. Penn Capital will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. Penn Capital will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, Penn Capital will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. Penn Capital evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance.

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Ratification of Auditors: In light of several high profile accounting scandals, Penn Capital will closely scrutinize the role and performance of auditors. On a case-by-case basis, Penn Capital will examine proposals relating to non-audit relationships and non-audit fees. Penn Capital will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence attributable to the auditors.

•	Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. Adviser evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Penn Capital reviews the ISS quantitative model utilized to assess such plans. Penn Capital will generally oppose plans that have the potential to be excessively dilutive. The Penn Capital will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less. Severance compensation arrangements will be reviewed on a case-by-case basis, although Penn Capital will generally oppose “golden parachutes” that are considered excessive. Penn Capital will normally support proposals that require a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders. Penn Capital will review on a case-by-case basis any shareholder proposals to adopt policies on expensing stock option plans, and will continue to closely monitor any future developments in this area.

•	Anti-Takeover Mechanisms and Related Issues: Penn Capital generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, Penn Capital conducts an independent review of each anti-takeover proposal. On occasion, Penn Capital may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. Penn Capital generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. Penn Capital will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. Penn Capital will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, Penn Capital generally opposes any supermajority voting requirements as well as the payment of “greenmail.” Penn Capital usually supports “fair price” provisions and confidential voting.

•	Changes to Capital Structure: Penn Capital realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. Penn Capital will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. Penn Capital will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. Penn Capital will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. Penn Capital will review proposals seeking preemptive rights on a case-by-case basis.

•	Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. Adviser will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

•	Social and Corporate Policy Issues: As a fiduciary, Penn Capital is primarily concerned about the financial interests of its Advisory Clients. Penn Capital will generally give management discretion with regard to social, environmental and ethical issues although Penn Capital may vote in favor of those issues that are believed to have significant economic benefits or implications.

Summary of Positions on Common Issues:

Voting Instruction	Position (Generally)
• Routine Election of Directors	For
• Issuance of Authorized Common Stock	For
• Stock Splits	For
• Stock Repurchase Plans	For
• Reincorporation	For
• Director Indemnification	For
• Require Shareholder approval to issue Preferred Stock	For
• Require Shareholder approval of Golden Parachutes	For
• Require Shareholder approval of Poison Pill	For
• Shareholders’ right to call Special Meetings	For
• Shareholders’ right to act by Written Consent	For
• Supermajority Vote Requirements	Against
• Payment of Greenmail	Against
• Blank Check Preferred Stock	Against
• Dual Classes of Stock	Against
• Supermajority Provisions	Against
• Classified Boards	Against
• Fair Price Requirements	Against
• Require Majority of Independent Directors	Case-by-Case
• Limited Terms for Directors	Case-by-Case
• Require Director Stock Ownership	Case-by-Case
• Authorize Issuance of additional Common Stock	Case-by-Case
• Adopt/Amend Stock Option Plan	Case-by-Case
• Adopt/Amend Employee Stock Purchase Plan	Case-by-Case
• Approve Merger/Acquisition	Case-by-Case
• Consider Non-financial effects of Merger	Case-by-Case
• Spin-offs	Case-by-Case
• Adopt Poison Pill	Case-by-Case
• Golden Parachutes	Case-by-Case
• Limitation of Executive/Director Compensation	Case-by-Case
• Social Issues	Case-by-Case

Penn Capital clients can access a copy of the “Proxy Voting Policy” by

•	Writing to Penn Capital at

Penn Capital Management

The Libertyview Building, Suite 210

457 Haddonfield Road

Cherry Hill, NJ 08002

Request for the “Proxy Voting Policy” will be mailed within seven (7) days from the receipt of the written request.

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